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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            _______________________


                                    FORM 8-K

                            _______________________


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 30, 2003


                          Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                000-32717                13-4134098
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(State or Other Jurisdiction   (Commission File          (IRS Employer
     of Incorporation)               Number)           Identification No.)


   3 Times Square, New York, New York                            10036
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(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code: 212-310-9500


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure.

On May 30, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing that, as part of its continuing consolidation and the ongoing integration between Instinet and Island, Jean-Marc Bouhelier, Instinet's Chief Operating Officer, has chosen to step down as COO effective immediately, and will be leaving the company by the end of June 2003. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c) Exhibits

        Number         Description

        99.1 Press Release of Instinet Group Incorporated issued May 30, 2003: Instinet Announces Management Change


                                       2


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          INSTINET GROUP INCORPORATED
                                                  Registrant



Date: June 2, 2003
                                          By: /s/ John F. Fay
                                             ------------------------
                                              John F. Fay
                                              Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------
99.1                 Press Release of Instinet Group Incorporated issued
                     May 31, 2003: Instinet Announces Management Change


                                       4